UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 2, 2024
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Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Allen Center

333 Clay Street,	Suite 4980

Houston,	Texas	77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, Civeo Corporation (the “Company”) filed a Current Report on Form 8-K announcing, among other things, that effective as of March 4, 2024 (the “Separation Date”), Carolyn J. Stone had departed the Company and was no longer serving as the Senior Vice President, Chief Financial Officer and Treasurer of the Company.

In connection with her termination of employment, on March 11, 2024, Ms. Stone and the Company entered into a Separation, Waiver and Release Agreement (the “Separation Agreement”), pursuant to which Ms. Stone will receive: (i) a lump sum cash severance payment of $690,467.32; (ii) reimbursement of the difference between (a) the amount paid by Ms. Stone for continued medical and dental coverage for herself and her dependents under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for up to 12 months following the Separation Date; and (b) the contribution amounts paid by active employees for such medical and dental coverage, with such reimbursements to be provided to Ms. Stone by the Company in two lump sum payments within 30 days following September 4, 2024 and March 4, 2025; (iii) outplacement services at an aggregate cost not to exceed $20,000; and (iv) a supplemental lump sum cash payment of $423,650, in recognition of the value of certain outstanding phantom share units and performance share awards that were forfeited upon her termination. The Separation Agreement also includes a general release of claims in favor of the Company and confidentiality, non-solicitation and non-disparagement covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2024

            CIVEO CORPORATION

                    By: /s/ Bradley Dodson ,
                    Name:    Bradley Dodson
Title:    President and Chief Executive Officer